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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 20, 2003
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                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       Delaware                       0-20190                   14-1673067
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(State or other jurisdic-           (Commission               (IRS Employer
 tion of incorporation)             File Number)            Identification No.)


       2165 Technology Drive, Schenectady, New York           12308
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         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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         (Former name or former address, if changed since last report.)




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Item 5. Other Events and Regulation FD Disclosure.

      On June 20, 2003, the Company completed the repurchase of all of the outstanding shares of its Series A Preferred Stock, which shares are held by the Company's Chairman and Chief Executive Officer, John T. Botti. Our outstanding shares of Series A Preferred Stock provides the holder with the ability to elect a majority of our Board of Directors. In consideration of the purchase of the shares of Series A Preferred Stock, the Company agreed on a total purchase price of $850,000. This final purchase price represents a discount as compared to the appraised value of the shares of Series A Preferred Stock of $1.1 million which was determined by an independent nationally recognized appraisal and valuation firm.

      As a condition of the Company's repurchase of the shares of Series A Preferred Stock, Mr. Botti was required to repay all his outstanding loans to the Company in full from the proceeds realized from this transaction. As of the closing date, Mr. Botti had loans payable to the Company in the aggregate amount of approximately $485,000. Of the balance of the purchase price, an amount of $100,000 was paid on the closing date and the remainder will be paid by the Company in monthly installments of $15,000, commencing in July 2003.

      The transaction was approved in April 2003 by the Audit Committee of the Company's Board of Directors.

      The Company issued a press release regarding this transaction on June 23, 2003. The press release is attached to this report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c) Exhibits
      99.1 Press release dated June 23, 2003.

                                   SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2003                        AUTHENTIDATE HOLDING CORP.
                                            (Registrant)

                                            By /s/ Dennis H. Bunt
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                                               Dennis H. Bunt
                                               Chief Financial Officer





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